Exhibit 10.1

STOCK PURCHASE AGREEMENT

           This agreement dated effective April 16, 2010 (the “Agreement ”) is by and between EntreMed, Inc., a Delaware corporation whose principal address is 9640 Medical Center Drive, Rockville, MD  20850, and hereinafter referred to as the “Seller ” and _________, and hereinafter referred to as the “Buyer .”

WITNESSETH:

WHEREAS, the Seller desires to sell five million seven hundred ninety one thousand five hundred five (5,791,505) shares of its common stock that are fully registered for resale (the “Shares”), and the Buyer desires to purchase such Shares.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is hereby agreed as follows:

           On or about this date, the Seller shall deliver to the Buyer all rights to the Shares, and it shall deliver the Shares electronically to the Buyer’s brokerage account at _________ (account number ________________), and the Buyer shall concurrently pay to the Seller by bank wire the sum of three million dollars ($3,000,000) in lawful funds of the United States of America.

           The Seller represents and warrants that the Shares (a) have been fully registered for resale under the Securities Act of 1933, as amended (the “Act”) and (b) have no restrictions on transferability or resale.

           The Buyer represents and warrants that the Shares are being acquired for its own account and for investment purposes only, and that it is an “accredited investor” as such term is defined by Rule 501(a) of Regulation D.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.   In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

ENTREMED, INC.

By:
Name:
Title:

BUYER :

By:
Name:
Title: